UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 9, 2005

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code  (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                          Results of Operational and Financial Condition.

On November 9, 2005, Wave Systems Corp. announced results for its third quarter ended September 30, 2005 and highlighted recent corporate developments.  This announcement was made via a conference call, webcast and press release entitled “Wave Systems’ Partners’ Shipment Volumes Rose Over 100% in Q3 2005 Versus Q2 2005, Expanding Wave’s Share of the Trusted Computing Marketplace.”

Item 9.01.                                          Financial Statements, Pro Forma Financial Information and Exhibits.

                                                                                                (c)  Exhibits.

Exhibit 99.1	Press release, dated November 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Steven Sprague
Steven Sprague
Chief Executive Officer

Dated: November 14, 2005

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release, dated November 9, 2005.